UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 16, 2012

MAKO Surgical corp.

(Exact name of registrant as specified in its charter)

Delaware	001-33966	20-1901148
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Davie Road Fort Lauderdale, Florida 33317

(Address of principal executive offices, including zip code)

(954) 927-2044

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The Company is filing certain exhibits as part of this Current Report on Form 8-K in connection with its filing with the Securities and Exchange Commission of a final prospectus supplement, dated September 14, 2012, and a prospectus, dated May 9, 2012, related to the offering of the Company’s common stock, par value $0.001 per share (the “Offering Shares”). The Prospectus Supplement forms a part of, and the sale of Offering Shares is registered under, the Company’s Registration Statement on Form S-3 (Registration No. 333-181277). See “Item 9.01. Financial Statements and Exhibits.”

Item 9.01.	Financial Statements and Exhibits.

	(a)	Not applicable.

	(b)	Not applicable.

	(c)	Not applicable.

	(d)	Exhibits. The following exhibits are being filed herewith:

		(5.1)	Opinion of Foley & Lardner LLP, dated November 16, 2012.

		(23.1)	Consent of Foley & Lardner LLP (contained in Exhibit (5.1) hereto).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAKO SURGICAL CORP.

Date: November 16, 2012	By:	/s/ Menashe R. Frank
Menashe R. Frank Senior Vice President, General Counsel and Secretary

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MAKO SURGICAL CORP.

Exhibit Index to Current Report on Form 8-K
Dated November 16, 2012

Exhibit Number

(5.1)	Opinion of Foley & Lardner LLP, dated November 16, 2012.

(23.1)	Consent of Foley & Lardner LLP (contained in Exhibit (5.1) hereto).

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